               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                  ORTEC INTERNATIONAL, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                     [LOGO]

                           ORTEC INTERNATIONAL, INC.
                                 3960 BROADWAY
                               NEW YORK, NY 10032

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 6, 2001

    The 2001 Annual Meeting of Stockholders of Ortec International, Inc. (the 'Company') will be held at the Russ Berrie Medical and Science Pavilion, 1150 St. Nicholas Avenue, New York, New York, on Thursday, September 6, 2001, at 4:00 p.m. local time, to consider and act upon the following matters:

        1.  To elect seven directors to serve for the ensuing year.

        2. To ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent certified public accountants for the current fiscal year.

        3. To authorize the Board of Directors, in the thirteen month period after the meeting, to issue, without prior stockholder approval, in capital raising and/or acquisition transactions, up to 3,200,000 shares of common stock in aggregate in excess of the number of shares that Nasdaq's Rules 4350(i)(1)(C) and (D) permit the Company to issue in such transactions without prior stockholder approval, issuance of such 3,200,000 shares to be upon such terms as the Board of Directors shall deem to be in the best interests of the Company, even if shares are sold below their then market price or book value.

        4. To approve an amendment to the Company's certificate of incorporation:

          (a) increasing from 25,000,000 to 35,000,000 the number of shares of common stock the Company is authorized to issue, and

          (b) to authorize the issuance of 1,000,000 shares of preferred stock, in series, with preferences, limitations and relative rights (including the right to vote and receive dividends) to be determined by the Board of Directors

        5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record as of the close of business on July 18, 2001, will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors

                                          RON LIPSTEIN

                                          RON LIPSTEIN

                                          Secretary

New York, New York
            , 2001

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                                     [LOGO]

                           ORTEC INTERNATIONAL, INC.
                                 3960 BROADWAY
                               NEW YORK, NY 10032

                              -------------------
                                PROXY STATEMENT
                                    FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 6, 2001
                              -------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ortec International, Inc. (the 'Company') for use at the 2001 Annual Meeting of Stockholders to be held on September 6, 2001, and at any adjournment of that meeting (the 'Annual Meeting'). All proxies will be voted in accordance with a stockholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

    The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000, is being mailed to all stockholders of the Company simultaneously with this Proxy Statement.

VOTING SECURITIES AND VOTES REQUIRED

    At the close of business on July 18, 2001, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 9,677,283 shares of common stock of the Company. Stockholders are entitled to one vote per share.

    The affirmative vote of the holders of a plurality of the shares of common stock present or represented at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting is required for the ratification or approval of each of the other three proposals to be submitted to the stockholders. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in 'street name' indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ('broker non-votes'), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of July 10, 2001, with respect to the beneficial ownership of the Company's common stock by (i) each current director and nominee for director of the Company, (ii) each executive officer of the Company, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than five percent of the outstanding shares of common stock of the Company.

                                                               AMOUNT AND
                                                                NATURE OF         PERCENTAGE OF
                      NAME AND ADDRESS                         BENEFICIAL          OUTSTANDING
                    OF BENEFICIAL OWNER                        OWNERSHIP**        SHARES OWNED**
                    -------------------                        -----------        --------------
Steven Katz*................................................      669,990(1)            6.6%
Mark Eisenberg*.............................................      596,000               6.1
Ron Lipstein*...............................................      746,599(2)            7.3
Alain Klapholz*.............................................      456,406(3)            4.6
Costantin Papastephanou*....................................            0
William D. Schaeffer*.......................................       29,376(4)         ***
Joseph Stechler ............................................      757,866(5)            7.8
15 Engle Street
Englewood, NJ 07631
Steven Lilien ..............................................       20,900(6)         ***
19 Larchmont Street
Ardsley, NY 10502
Allen I. Schiff ............................................        7,500(6)         ***
Fordham University
Graduate School of Business
113 West 60th Street
New York, NY 10023
George Soros ...............................................    1,153,900(7)           11.9
888 Seventh Avenue, 33rd Floor
New York, NY 10106
Franklin Resources, Inc. ...................................      666,666(8)(9)         6.9
77 Mariners Island Boulevard
San Mateo, CA 94404
Pequot Capital Management, Inc. ............................    2,150,807(8)(9)        22.0
5000 Nyala Farm Road
Westport, CT 06880
All officers and directors as a group (nine persons)........    3,284,637(1-6)         29.9

---------

  * The address of these persons is at the Company's offices, 3960 Broadway, New York, NY 10032.

 ** The number of shares of common stock beneficially owned by each person or entity is determined under rules promulgated by the Securities and Exchange Commission. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. Included among the shares owned by such person are any shares which such person or entity has the right to acquire within 60 days after July 10, 2001. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

*** Less than 1%, based upon information available to the Company.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(1) Does not include shares owned by Dr. Katz's children, their spouses and his grandchildren. Dr. Katz disclaims any beneficial interest in such shares. Includes 505,028 shares issuable to Dr. Katz upon his exercise of outstanding options and warrants.

(2) Includes 33,600 shares owned by Mr. Lipstein's minor children. Mr. Lipstein disclaims any beneficial interest in such 33,600 shares. Also includes 488,128 shares issuable to Mr. Lipstein and 15,000 to his minor children upon his and their exercise of outstanding options and warrants.

(3) Includes 31,500 shares owned by Mr. Klapholz' minor children. Mr. Klapholz disclaims any beneficial interest in such 31,500 shares. Also includes 162,300 shares issuable to Mr. Klapholz upon his exercise of outstanding options.

(4) Includes 27,376 shares issuable to Mr. Schaeffer upon his exercise of outstanding options.

(5) Includes shares owned by Stechler & Company and 30,000 shares owned by a charitable foundation of which Mr. Stechler and another member of his family are the trustees. Also includes 75,500 shares issuable to Mr. Stechler upon his exercise of outstanding options or warrants.

(6) Includes 20,500 and 7,500 shares underlying options granted under the Company's Stock Option Plan to Dr. Lilien and Dr. Schiff, respectively.

(7) As reported by Mr. Soros on the latest Form 4 filed by him with the Company which recites that this number includes 722,238 shares held for the account of Quasar International Partners C.V. ('Quasar') and 431,572 shares held for the account of Lupa Family Partners ('Lupa'). Soros Fund Management LLC serves as principal investment manager of Quasar (a Netherlands Antilles limited partnership) and, as such, and Mr. George Soros as Chairman of Soros Fund Management LLC, may be deemed to have investment discretion over and the power to direct the voting and disposition of the shares held for the account of Quasar. Lupa is a New York limited partnership. In his capacity as a general partner of Lupa, Mr. Soros may be deemed to have voting and dispositive power with respect to shares held for the account of Lupa.

(8) As reported on Forms 13G filed by such persons with the Securities and Exchange Commission.

(9) Shares held by investment funds. These have sole or shared investment and/or voting power for these shares.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    The persons named in the enclosed proxy will vote to elect as directors the seven nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by Management. Each director will be elected to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. There are no family relationships between or among any officers or directors of the Company.

NOMINEES

    Set forth below for each nominee as a director of the Company is his name and age, position with the Company, principal occupation and business experience during the past five years and the date of the commencement of each director's term as a director.

            NAME              AGE                           POSITION
            ----              ---                           --------
Steven Katz, Ph.D. .........  56    Chairman of the Board of Directors and Chief Executive
                                      Officer
Dr. Mark Eisenberg..........  63    Senior Vice President, Research and Development and
                                      Director
Ron Lipstein................  45    Vice Chairman of the Board of Directors, Secretary,
                                      Treasurer and Chief Financial Officer
Alain M. Klapholz...........  44    Vice President, Operations and Director
Joseph Stechler.............  49    Director
Steven Lilien, Ph.D. .......  54    Director
Allen I. Schiff, Ph.D. .....  55    Director

    Steven Katz, a founder of the Company, has been a director of the Company since its inception in 1991 and was elected Chairman of its Board of Directors in September 1994. He has been employed by the Company since 1991. Dr. Katz has also been a professor of Economics and Finance at Bernard M. Baruch College in New York City since 1972. He has a Ph.D. in Finance and Statistics as well as an MBA and MS in Operations Research, both from New York University.

    Dr. Mark Eisenberg, a founder of the Company, has been a director and Senior Vice President of the Company since 1991. Dr. Eisenberg has also been a consultant to the Company since 1991. See 'Eisenberg Consulting Agreement'. He has been a physician in private practice in Sydney, Australia, since 1967. He is a member and co-founder of the Dystrophic Epidermolysis Bullosa ('EB') clinic at the Prince of Wales Hospital for children in Sydney, Australia. He has done extensive research on EB disease.

    Ron Lipstein, a founder of the Company, has been the Secretary, Treasurer, Chief Financial Officer and a director of the Company since 1991. He has been employed by the Company since 1991. He was elected Vice Chairman of the Board of Directors in 2001. Mr. Lipstein is a certified public accountant.

    Alain M. Klapholz, a founder of the Company, has been a Vice President and a director of the Company since 1991. He has been employed by the Company since 1991. Mr. Klapholz has an MBA from New York University.

    Joseph Stechler has been a director of the Company since 1992. He has been President and CEO of Stechler & Company, an investment management firm, since 1986, and from 1990 to January 1997, he was the general partner of Old Ironsides Capital, L.P., an investment fund. Prior to 1986, he was a securities analyst with several investment firms. Mr. Stechler has a JD degree from Columbia University and an LLM degree in corporate law from New York University.

    Steven Lilien was elected a director of the Company in 1998. He has been chairman of the accounting department of Bernard M. Baruch College in New York City since 1988 and is currently the Weinstein Professor of Accounting there. He is a certified public accountant and has a Ph.D. in accounting and finance and an MS, both from New York University.

    Allen I. Schiff was elected a director of the Company on June 11, 2001 He has been Director of the Field Study Program at Fordham University Graduate School of Business since 1992. That program performs consulting projects for businesses and charitable institutions including a number of major well known business and charitable entities. From 1985 through 1989 he was chairman of both the undergraduate and the graduate accounting departments at Fordham University. He has a Ph.D. in business administration and an MS in accounting, both from New York University. He is a director and chairman of the audit committee of Data Software and Systems, Inc., a publicly held company whose shares are listed on NASDAQ and whose principal business is the development of compatible software for use by utilities.

    All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Dr. Lilien received $5,000 in 2000 for his service on the Board. Upon his election to the Board on June 11, 2001, Dr. Schiff received $1,250 for his services as a director for the quarter that began July 1, 2001. Dr. Lilien, Mr. Stechler and Dr. Schiff, all are non-employee directors of the Company and they are compensated for their services and attendance at meetings through the grant of options pursuant to the Company's Employee Stock Option Plan, Dr. Lilien and Dr. Schiff receiving such options in addition to the cash compensation paid to them for their services as directors.

EXECUTIVE OFFICERS

    Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. Three of the Company's five executive officers, Steven Katz, Ron Lipstein and Alain Klapholz, are also directors of the Company. Information with regard to such persons is set forth above under the heading 'Nominees.'

    There are two other executive officers of the Company. Mr. Costantin Papastephanou, age 55, is the Company's President. Prior to joining Ortec earlier this year, Mr. Papastephanou was employed by Bristol Myers-Squibb for 30 years, the last 14 of which he was with Bristol Myers' Convatec, a multinational ostomy and wound care management division. His last position at Convatec was as President of the global chronic care division, where he was responsible for that division's sales and marketing, clinical trials, research and development, manufacturing, quality assurance and regulatory affairs.

    The other executive officer is Mr. William Schaeffer, age 53, the Company's Chief Operating Officer since May 1998. Prior to joining the Company,
Mr. Schaeffer was employed by Johnson & Johnson for more than 25 years. His last position was Vice President, Quality Assurance Worldwide for Johnson & Johnson's Cordis, Inc., where he was also a member of its Management Board. Mr. Schaeffer has also held senior management positions at Johnson & Johnson's Ethicon, Inc., Johnson & Johnson Cardiovascular and Ortho Diagnostics, Inc. His responsibilities have included process development, manufacturing and quality assurance for a broad range of medical devices developed, produced and distributed by Johnson & Johnson.

THE COMMITTEES

    The Board of Directors of the Company has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors does not have a Nominating Committee and the usual functions of such committee are performed by the entire Board of Directors.

    Audit Committee. The functions of the Audit Committee include recommendations to the Board of Directors with respect to the engagement of the Company's independent certified public accountants and the review of the scope and effect of the audit engagement. The current members of the Audit Committee are Messrs. Stechler, Lilien and Schiff.

    Compensation Committee. The function of the Compensation Committee is to make recommendations to the Board of Directors with respect to the compensation of the Company's executive officers, including salary, bonus and other incentives. The current members of the Compensation Committee are Messrs. Katz, Eisenberg and Lilien.

    Stock Option Committee. The Stock Option Committee determines the employees, (other than, with minor exceptions, executive officers of the Company), consultants and advisors, to whom options should be granted under the Company's Stock Option Plan and the number of options to be granted to each such employee, consultant and advisor. The current members of the Stock Option Committee are Messrs. Katz and Lipstein. The Board of Directors determines any other persons (the Company's executive officers and directors) to whom options should be granted and the number of options to be granted to each such person.

BOARD MEETINGS

    In 2000, the Board of Directors, the Stock Option Committee, the Audit Committee and the Compensation Committee each met or acted without a meeting pursuant to unanimous written consent, twelve times, nineteen times, five times and one time, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EISENBERG CONSULTING AGREEMENT

    Pursuant to a consulting agreement (the 'Consulting Agreement') dated June 7, 1991, as amended on September 1, 1992, between the Company and Dr. Eisenberg, the Company has retained the services of Dr. Eisenberg as a consultant until June 6, 2005. Under the Consulting Agreement, Dr. Eisenberg is required to devote 20 hours per week to the Company. The Company pays
Dr. Eisenberg an annual fee at the rate of $73,000. Dr. Eisenberg's fee is subject to annual increases based on certain formulas. Dr. Eisenberg has agreed not to compete with the Company until one year after termination of the Consulting Agreement.

CHANGE OF CONTROL AGREEMENTS

    The Board of Directors of the Company has authorized agreements with four of the Company's executive officers in the event of a 'change of control' of the Company. In the agreements with Messrs. Katz, Lipstein and Klapholz, 'change of control' of the Company will be defined as a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the Company's assets, but in any event if Messrs. Katz, Lipstein and Klapholz and Dr. Mark Eisenberg no longer constitute a majority of the Company's Board of Directors. The payments to be made to such three executive officers in the event of a change of control range from 2 to 2.99 times the compensation paid by the Company to such executive in the twelve-month period prior to the change of control. The change of control agreements with Messrs. Katz, Lipstein and Klapholz will provide that in the event that such change of control occurs, the expiration dates of all options and warrants which have been granted to such executive officers and which expire less than three years after such change of control, will be extended so that such options and warrants expire three years after such change of control, and that at Messrs. Katz, Lipstein or Klapholz' election, the Company will lend such executive officer upon his exercise of any of his warrants or options, interest free and repayable after three years, the funds needed by such executive officer to pay the exercise price.

    The Company believes that such payments to most, if not all, of these three executive officers will, if they are made, constitute 'golden parachute' payments under the Internal Revenue Code and to the extent the change of control payments made to an individual executive officer exceeds the average annual compensation paid by the Company to such executive officer in the five year period prior to such change of control (a) such excess will not be able to be deducted by the Company in calculating its income for income tax purposes and
(b) a special excise tax equal to 20% of such excess will have to be paid by the executive officer receiving such excess payments. The change of control agreements will provide that the Company will pay such excise tax payable by such executive officer.

    The change of control agreement with Mr. Schaeffer will provide that all his options will vest immediately upon a change of control of the Company. The agreement with Mr. Schaeffer will define 'change of control' as a merger or consolidation of the Company with another company or the sale by the Company of all or substantially all of the Company's assets.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation paid by the Company during the three fiscal years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer and the Company's other executive officers whose cash compensation exceeded $100,000 (the 'Named Officers').

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                                                           ------------
                                             ANNUAL COMPENSATION                            SECURITIES
                NAME &                       -------------------          OTHER ANNUAL      UNDERLYING
          PRINCIPAL POSITION            YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)   OPTIONS/SARS
          ------------------            ----   ----------   ---------   ----------------   ------------
Steven Katz ..........................  2000    209,807      94,605          9,000*          129,278
  Chief Executive                       1999    200,000      35,000          9,000*           50,000
  Officer and Chairman                  1998    200,000                      9,000*          230,750
Ron Lipstein .........................  2000    179,712      78,105          9,000*          118,128
  Vice Chairman, Secretary,             1999    165,000      50,000          9,000*           35,000
  Treasurer and CFO                     1998    165,000                      9,000*          220,000
Alain Klapholz .......................  2000    159,808      30,000                           23,300
  Vice President                        1999    150,000      15,000                           10,000
  and Director                          1998    150,000                                       70,000
William Schaeffer ....................  2000    167,308      30,000                           17,000
  Chief Operating Officer               1999    157,871                                       20,000

---------

*  In lieu of health insurance.

BOARD COMPENSATION

    Dr. Steven Lilien and Mr. Joseph Stechler were the Company's only non-employee directors during 2000. For his services in 2000 as a director and as Chairman of the Company's Audit Committee and a member of the Compensation Committee, the Company paid Dr. Lilien $5,000 and granted him 7 year options to purchase 7,500 shares of common stock. For his services in 2000 as a director and as a member of the Company's Audit Committee the Company granted
Mr. Stechler 7 year options to purchase 7,500 shares of common stock. Such options were granted under the Company's Employee Stock Option Plan and are exercisable at $8.75 per share each.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2000 by the Company to the Named
Officers:

                                  INDIVIDUAL GRANTS
                                  -----------------
           (a)                  (b)              (c)             (d)          (e)
                             NUMBER OF       % OF TOTAL
                             SECURITIES     OPTIONS/SARS
                             UNDERLYING      GRANTED TO      EXERCISE OR
                            OPTIONS/SARS    EMPLOYEES IN     BASE PRICE    EXPIRATION
          NAME                GRANTED      FISCAL YEAR (1)    ($/SHARE)       DATE
          ----                -------      ---------------    ---------       ----
Steven Katz..............       3,900            0.89%         $ 6.75        4/16/07
                               18,300            4.20            6.50        5/29/07
                                2,100            0.48            7.00         8/2/07
                               16,200            3.71            9.94        10/3/07
                               62,378           14.30           10.00       10/30/07
                               26,400            6.05            5.75       12/20/07
Ron Lipstein.............       3,250            0.75            6.75        4/16/07
                               15,250            3.50            6.50        5/29/07
                                1,750            0.40            7.00         8/2/07
                               13,500            3.09            9.94        10/3/07
                               62,378           14.30           10.00       10/30/07
                               22,000            5.04            5.75       12/20/07
Alain Klaphol............       1,300            0.30            6.75        4/16/07
                                6,100            1.40            6.50        5/29/07
                                  700            0.16            7.00         8/2/07
                                5,400            1.24            9.94        10/3/07
                                8,800            2.02            5.75       10/30/07
William D. Schaeffer            1,800            0.41            6.75        4/16/07
  (2)....................       9,150            2.10            6.50        5/29/07
                                1,050            0.24            7.00         8/2/07
                                5,000            1.15            9.94        10/3/07

                                        POTENTIAL REALIZABLE
                                              VALUE AT
                                           ASSUMED ANNUAL
                                        RATES OF STOCK PRICE
                                          APPRECIATION FOR
                                            OPTION TERM
                                            -----------
           (a)                     (f)                       (g)

          NAME                    5% ($)                   10% ($)
          ----                    ------                   -------
Steven Katz..............        $ 10,717                  $ 24,975
                                   48,425                   112,850
                                    5,984                    13,946
                                   65,538                   152,732
                                  253,941                   591,791
                                   61,798                   144,015
Ron Lipstein.............           8,931                    20,812
                                   40,354                    94,042
                                    4,987                    11,622
                                   54,615                   127,276
                                  253,941                   591,791
                                   51,498                   120,013
Alain Klaphol............           3,572                     8,325
                                   16,142                    37,617
                                    1,995                     4,649
                                   21,853                    50,923
                                   20,599                    48,005
William D. Schaeffer                4,946                    11,527
  (2)....................          24,212                    56,425
                                    2,992                     6,973
                                   20,228                    47,139

---------

(1) Options to purchase a total of 436,206 shares of common stock were granted to our employees, including the Named Officers, during the fiscal year ended December 31, 2000.

(2) The options granted to Mr. Schaeffer vest as follows: 25% one year after the date of grant, an additional 25% two years after, an additional 25% three years after and the remaining 25% four years after the date of grant.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUE

    The following table sets forth certain information regarding options (which include warrants) exercisable during 2000 and the value of the options held as of December 31, 2000 by the Named Officers. None of the Named Officers exercised any options in 2000 nor did Messrs. Katz, Lipstein or Klapholz hold any options which were not exercisable at December 31, 2000. At December 31, 2000,
Mr. Schaeffer held 41,062 options which were not yet exercisable.

                                                                                 VALUE OF UNEXERCISED
                                                NUMBER OF UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                     NAME                            AT FISCAL YEAR END         AT FISCAL YEAR END (1)
                     ----                            ------------------         ----------------------
Steven Katz...................................             475,028                        $0
Ron Lipstein..................................             473,128*                        0
Alain Klapholz................................             152,300                         0
William D. Schaeffer..........................              19,688                         0
                                                            41,062(not
William D. Schaeffer..........................              exercisable)                   0

---------

* Includes warrants to purchase 15,000 shares held by Mr. Lipstein's minor children.

(1) The closing price of the common stock on December 31, 2000, as listed on the Nasdaq SmallCap Market, was less than the exercise price of all the options.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

    None of the Company's executive officers serves as a member of the Compensation Committee of the board of directors of another entity one of whose executive officers serves on the Company's Board of Directors.

    The Compensation Committee of the Company's Board of Directors determines compensation policies applicable to the Company's five executive officers. Messrs. Steven Katz, Mark Eisenberg and Steven Lilien are the members of the Compensation Committee. Dr. Katz is an executive officer of the Company. Although Dr. Mark Eisenberg is not an executive officer of the Company, he is employed by the Company on a part time basis devoting his time to research in the Company's facility in Australia. The compensation paid to Dr. Eisenberg is determined by an agreement between Dr. Eisenberg and the Company entered into on June 7, 1991 and amended on September 1, 1992.

                               PERFORMANCE GRAPH

                              [PERFORMANCE GRAPH]

                            ANNUAL RETURN PERCENTAGE

                                                                 YEARS ENDED
COMPANY/INDEX                               DEC '96   DEC '97   DEC '98    DEC '99      DEC '00
ORTEC INTERNATIONAL, INC.                   107.50     25.90      0.48      - 42.86       - 25.00
NASDAQ US INDEX                              27.37     22.48     40.99        85.83       - 39.86
NASDAQ PHARM                                - 0.72      3.05     26.94        88.47         24.72

                                INDEXED RETURNS

                                   BASE
                                  PERIOD                          YEARS ENDED
COMPANY/INDEX                   19 JAN '96   DEC '96   DEC '97   DEC '98    DEC '99      DEC '00
ORTEC INTERNATIONAL, INC.          100       207.50    261.24    262.50       150.00        112.50
NASDAQ US INDEX                    100       127.37    155.99    219.94       408.72        245.80
NASDAQ PHARM                       100        99.28    102.31    129.87       244.77        305.27

    The Company's publicly traded securities commenced trading on the NASDAQ SmallCap Market on January 19, 1996 as Units, each Unit consisting of one share of common stock, one Class A Warrant and one Class B Warrant, at a price of $5.00 per Unit. On May 17, 1996, the components of the Units each became separately traded securities. Total returns presented above assume $100.00 invested on January 19, 1996 in the Units (and such invested amount invested entirely in the common stock as of May 17, 1996), the NASDAQ-US Companies Index and the NASDAQ Pharmaceutical Companies Index.

           COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

    CORPORATE POLICY. Two members of the Compensation Committee of the Company's Board of Directors (other than Dr. Steven Katz who is the subject of their report) reviewed the action taken by the Board of Directors early in 2001 for the compensation to be paid to the Company's three executive officers who are also directors of the Company. Messrs. Steven Katz, Mark Eisenberg and Steven Lilien are the members of the Compensation Committee. Dr. Katz is an executive officer of the Company. Although Dr. Mark Eisenberg is not an executive officer of the Company, he is employed by the Company on a part time basis devoting his time to research in the Company's facility in Australia. The compensation paid to Dr. Eisenberg is determined by an agreement between Dr. Eisenberg and the Company entered into on June 7, 1991 and amended on September 1, 1992. Although he did not participate in preparing the report, Dr. Steven Katz joins in its presentation.

    It is the philosophy of the Compensation Committee that the total executive compensation package should align the financial interests of the Company's executives with the short term and long term goals of the Company and consequently enhance shareholder value. The key elements of the Company's current compensation program consist primarily of a base salary and equity participation through a long term incentive plan.

    Base Salary. The Compensation Committee took note of the Radford survey of compensation paid to key executives of bio-technology companies of Ortec's size, as of two years ago. Nevertheless, the Compensation Committee believes that as a development stage company, it is difficult to compare salaries to any particular peer group. Rather, the Compensation Committee believes that in determining compensation being paid to the Company's key executives, the Board took into consideration the responsibilities, experience level, individual performance levels, and amount of time devoted to the Company's needs. Salaries are reviewed annually by the Compensation Committee based on the foregoing criteria and are adjusted, if warranted, by the Compensation Committee.

    Long Term Incentives. The Company currently has an Employee Stock Option Plan in effect for its employees, consultants, advisors and directors. The purpose of this Plan is to create an opportunity for employees, including executive officers, to share in the enhancement of shareholder value. This Plan is administered by the Stock Option Committee, except that such Committee has no authority to grant options to employees who are also directors of the Company, or, with one exception, who are executive officers of the Company, such authority being reserved to the entire Board of Directors. In granting options under the Plan, the Board of Directors reviews and grants incentive awards based upon its evaluation of the executive's individual performance, level of responsibility and overall contribution towards the Company's operations, together with the Company's achievement of development milestones and growth.

    COMPENSATION OF DR. STEVEN KATZ, CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER. The Compensation Committee believes that Dr. Katz' salary and stock option grants for 2000 were consistent with the criteria described above and with the evaluation of his overall leadership and management of the Company. The Compensation Committee believes that 2000, as was 1999, was a year of significant accomplishments for the Company, including the following:

     significant progress continued to be made in the clinical trials conducted and completed by the Company;

     retaining and, as needed, securing the services of skilled and talented scientific and other personnel for research and development of the Company's Composite Cultured Skin;

     securing and retaining the services of persons experienced in guiding clinical trials though the FDA's regulatory process;

     securing investments in the Company which enable the Company to continue its research and development and to conduct its clinical trials, particularly the completion in 2000 of a private placement of the Company's common stock whereby the Company raised additional gross proceeds of $9,750,000, and maintaining the interest of the investment banking community and others interested in the biotechnology being developed by the Company, thereby establishing and maintaining relation-ships which have resulted in investments in the Company which enable the Company to continue its efforts to eventually market its Composite Cultured Skin to the medical community, health care insurers and the general public.

    The Compensation Committee believes the foregoing accomplishments significantly resulted from the efforts of the Company's executive officers, led by Dr. Katz. Dr. Katz' compensation for 2000 is set forth under the 'Compensation of Executive Officers' section of this Proxy Statement.

    SUMMARY. The Compensation Committee believes that the Company's compensation policy, as practiced to date, has been successful in attracting and retaining qualified employees and securing investors to fund the Company's research and development and its clinical trials, as the Company attempts to achieve its goals of enhancing stockholder value through the development and marketing of its product in the treatment of various skin disorders. See 'Forward Looking Information.'

                                          Respectfully Submitted,
                                          Compensation Committee

                                          By:  Dr. Mark Eisenberg
                                              Steven Lilien, Ph.D.
                                              Steven Katz, Ph.D.

           REPORT OF THE AUDIT COMMITTEE ON THE FINANCIAL STATEMENTS

    The Audit Committee (1) reviewed and discussed with management Ortec's audited financial statements for the year ended December 31, 2000; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, (3) received the written disclosures and the letter from the independent auditors as required by Independent Standards Board Standards No. 1, Independence Discussions with Audit Committees, (4) considered whether the non-audit services are compatible with maintaining the auditor's independence, and (5) discussed with the auditors the auditors' independence.

    Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000, be included in the Company's Annual Report on Form 10-K.

                                          The Audit Committee
                                          Steven Lilien, Chairman
                                          Joseph Stechler

    The Company's Audit Committee charter appears at the end of this proxy statement.

                           RATIFICATION OF SELECTION
                    OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

    The Board of Directors has selected the firm of Grant Thornton LLP ('Grant Thornton'), as the principal independent certified public accountants of the Company for the fiscal year ending December 31, 2001, subject to ratification by the stockholders. Grant Thornton has served as the Company's independent certified public accountants since 1994. If the appointment of the firm of Grant Thornton is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent certified public accountants. Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have the opportunity to make a brief statement at the Annual Meeting, if they so desire, and will be available to answer appropriate questions from stockholders.

    The following table sets forth the aggregate fees incurred by the company for the fiscal year ended December 31, 2000 to Grant Thornton:

Audit fees(1).............................................  $ 64,500
Systems design............................................    10,751
All other fees
    Audit related services(2).............................    26,435
    Non-audit services....................................       385
                                                            --------
Total.....................................................  $102,071
                                                            --------
                                                            --------

---------

(1) Includes fees for quarterly reviews.

(2) Includes accounting advisory services in connection with registration statements, and stock option.

                        AUTHORIZATION TO SELL SHARES OF
                     COMMON STOCK AT PRICES BELOW THE THEN
              CURRENT MARKET PRICE IN CAPITAL RAISING TRANSACTIONS
                AND TO ISSUE SHARES IN ACQUISITION TRANSACTIONS
                                (PROPOSAL NO. 3)

    The Company is a development stage company and, to date, has not had any revenues from operations. The Company must maintain sufficient levels of cash in order to continue its research and development, continue to conduct human clinical trials and, if upon receipt of the necessary approvals from the Food and Drug Administration, commercially sell its Composite Cultured Skin, of which there can be no assurance (see 'Forward Looking Information'). Management recommended to the Board of Directors that, in light of such cash needs, the Company must avail itself of all possible means of financing, including the private placement of its securities. Management informed the Board that the ability of the Company to offer its securities in such private placements at an offering price below the market price or book value of such securities at the time of such private placements, would afford the Company greater flexibility in structuring future financings. However, under Nasdaq's Rule 4350(i)(1)(D) the Company cannot, without stockholder approval, sell in each separate private placement 20% or more of the Company's common stock outstanding prior to such sale at a price below the then market price or book value of the common stock. Shares of the Company's common stock issuable upon the exercise or conversion of warrants, options or other equity securities issued or granted in such capital raising transaction are considered shares issued in such transaction in determining whether Nasdaq's 20% figure has been reached. Under Nasdaq's rule, the 20% limit is separately calculated for each transaction which is not, under Nasdaq's interpretation of its rule, integrated with any other transaction.

    The Company has only one product, its Composite Cultured Skin, which it is currently developing. Management believes that it would be advantageous for the Company to diversify its product line and to acquire, if possible, other companies that have developed or are developing other medical technologies. Such acquisitions might be made by issuance of shares of the Company's common stock in exchange for the stock or assets of another company. However, Nasdaq's Rule 4350 (i)(1)(C) provides that, without stockholder approval, the Company may not enter into any such acquisition transaction in which the number of shares of its common stock to be issued in such acquisition transaction (including shares issuable upon the exercise or conversion of options, warrants or other equity securities, issued in connection with such acquisition transaction) equals or exceeds 20% of the number of shares of the Company's common stock outstanding prior to such acquisition transaction.

    Management has advised the Board of Directors that the Company's issuance of its common stock in future capital raising private placement sales at prices below the then market price or book value of the common stock, or shares of the Company's common stock issuable in future acquisition transactions, may equal or exceed Nasdaq's 20% rule. In such a situation the delay (of probably 60 days or more) required to arrange for a meeting of stockholders to approve the transaction, might jeopardize the closing of the transaction. The stockholders are asked to approve proposal Number 3 so that the Board of Directors will have flexibility to timely enter into and close such capital raising or acquisition transactions. Stockholders should note that the 3,200,000 share limit in such resolution does not limit the Board of Directors right to enter into transactions in which more than 3,200,000 shares of the Company's common stock are sold or otherwise required to be issued. The Board of Directors has the authority, without stockholder approval and without endangering the Company's Nasdaq listing, to authorize the issuance in each separate transaction (which is not integrated, under Nasdaq's interpretation of its own rule, with other transactions) of up to 20% of its shares outstanding before such transaction. The approval of Resolution No. 3 will give the Board of Directors the right to authorize the issuance of an aggregate of 3,200,000 shares in such thirteen month period in all such transactions in addition to the number of shares the Board of Directors could authorize to be issued in any transaction without violating Nasdaq's 20% rules.

                        AUTHORIZATION TO INCREASE NUMBER
                     OF SHARES OF COMMON STOCK THE COMPANY
                           IS AUTHORIZED TO ISSUE AND
                 TO AUTHORIZE THE ISSUANCE OF PREFERRED SHARES
                                (PROPOSAL NO. 4)

    Common Stock. The Company is presently authorized, pursuant to its certificate of incorporation, to issue 25,000,000 shares of common stock. As of July 10, 2001, there were 9,677,283 shares of common stock outstanding. Options and warrants to purchase an additional 2,243,054 shares of common stock were outstanding and 1,339,544 shares are reserved for issuance upon exercise of additional options available for future grant under the Company's Stock Option Plan. That leaves only 11,740,119 authorized but not yet issued shares available for issuance in capital raising transactions and in acquisitions. Increasing the number of shares of common stock the Company is authorized to issue to 35,000,000 will make an additional 10,000,000 million shares available for future issuance and thereby give the Board of Directors greater flexibility in entering into capital raising and acquisition transactions.

    Preferred Stock. The Company anticipates that certain capital raising and acquisition transactions that may arise in the future may require the issuance of preferred shares to the potential investors. Authorizing the Board of Directors to issue 1,000,000 shares of preferred stock will provide the Board of Directors with greater flexibility in entering into such capital raising and acquisition transactions. The amendment to the certificate of incorporation will authorize the Board of Directors to issue the preferred shares in different series and to determine the preferences, limitations and relative rights (including the right to vote and the right to receive dividends) that each series of preferred shares shall have.

                              BOARD RECOMMENDATION

    The Board of Directors believes that all of the foregoing proposal are in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR such proposals.

                          FORWARD LOOKING INFORMATION

    This Proxy Statement includes statements that are 'forward looking statements' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future, that are based on the beliefs of management, as well as assumptions made by and information currently available to the Company. When used in this document, the words 'anticipate,' 'believe,' 'estimate,' and 'expect' and similar expressions, as they relate to the Company, are intended to identify such forward looking statements. Such statements reflect the current views of management with respect to future events and are subject to certain risks, uncertainties and assumptions, including those described in this Proxy Statement. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. The Company does not intend to update these forward looking statements.

                                 OTHER MATTERS

    Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out of pocket expenses incurred on behalf of the Company.

    Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office
in New York, New York not later than                 , 2002 for inclusion in the
proxy statement for that meeting.

                                   By Order of the Board of Directors,

                                   RON LIPSTEIN
                                   RON LIPSTEIN, Secretary

                                                    , 2001

    THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                           AVAILABILITY OF FORM 10-K

    THE COMPANY WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENTS SCHEDULES, TO ANY STOCKHOLDER OF THE COMPANY AND TO ANY PERSON HOLDING WARRANTS OR OPTIONS TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK, UPON WRITTEN REQUEST AND WITHOUT CHARGE. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO MR. RON LIPSTEIN, SECRETARY, AT ORTEC INTERNATIONAL, INC., 3960 BROADWAY, NEW YORK, NEW YORK 10032.

                           ORTEC INTERNATIONAL, INC.
                            AUDIT COMMITTEE CHARTER

    This charter governs the operations of the Audit Committee (the Committee) of the Board of Directors of Ortec Inc. The Committee shall review the charter annually and obtain the approval from the Board of Directors. The Committee is part of the Board and shall be comprised of three directors as determined by the Board, each of whom is independent of management and the company. One of the members shall be elected annually by the Board as Committee chair. The members of the Committee shall meet the independence and experience requirements of NASDAQ. All members will be financially literate and at least one member will have accounting and related financial management expertise.

    The Committee will assist the Board of Directors in fulfilling its oversight responsibilities with respect to Ortec International's financial statements, financial reporting process, system of internal and financial controls, and the annual independent audit of the financial statements. The Committee will establish with the independent auditors a direct avenue of communication with the Committee, and that their responsibility is to the Board and the Committee. The Committee will keep the Board informed of its activities. The Committee will have a right to investigate any matter that comes to its attention and have full access to books, records and personnel. The Committee can retain at its own discretion outside counsel, and other experts.

MEETINGS

    The Committee shall meet at least four times a year and as many additional times as the Committee feels is necessary. The agenda of the meeting shall be cleared by the Committee chair. The Committee may ask members of management or others to attend meetings, and provide any information as necessary. Members of the Committee will try to be present at all meetings.

RESPONSIBILITIES

    The major responsibility of the audit committee is to oversee Ortec's financial reporting process and then to report the results of that process to the Board. It is not the responsibility of the committee to plan or conduct audits or to determine that the financial statements are complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

    The Committee shall provide an open avenue of communications between the independent auditor and the Board.

    The Committee shall recommend to the Board the selection, retention or termination of the independent auditor.

    The Committee shall review with the independent auditors their independence from management and the Company, and any required written communications pertaining to independence under professional standards.

    The Committee shall review the scope of the independent auditors annual audit, including major risk factors. The Committee shall review with management, accounting personnel and the independent auditors the adequacy of accounting and financial controls.

    The Committee shall review the interim financial statements with management and independent auditors prior to the filing of the Form 10-Q. The Committee shall discuss with independent auditors the results of quarterly review and any matters to be communicated to the Committee under professional auditing standards.

    The Committee shall review with management and the independent auditors the financial statements included in the Form 10-k. This shall include the results of the audit of the financial statements and independent auditors judgment on quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures. The Committee shall discuss with the independent auditors any other matters that are required to be communicated under professional auditing standards.

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 6, 2001.

                                                                      APPENDIX 1


                           ORTEC INTERNATIONAL, INC.

Know all men by these presents, that the undersigned hereby constitutes and appoints Steven Katz, Ph.D., and Ron Lipstein and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of Ortec International, Inc., standing in the name of the undersigned at the close of business on July 18, 2001, at the Annual Meeting of Stockholders of the Company to be held on September 6, 2001, at the Russ Berrie Medical and Science Pavilion, 1150 St. Nicholas Avenue, New York, New York, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.


               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

[X] Please mark your votes as in this example

                         FOR            AGAINST
1. Election of           [ ]              [ ]          Nominees are:
   Directors                                           Steven Katz, Dr. Mark Eisenberg,
                                                       Ron Lipstein, Alain Klapholz,
                                                       Joseph Stechler, Steven Lilien
                                                       and Allen I. Schiff


(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


------------------------------------------------------------


                                                                                     FOR       AGAINST        ABSTAIN
2.   Approval of appointment of Grant Thornton LLP as the Company's auditors.        [ ]         [ ]            [ ]

3.   To permit the Board of Directors in the 13 month period after the date          [ ]         [ ]            [ ]
     of the meeting to issue, without stockholder approval as required by
     NASDAQ's 20% rule, up to 3,200,000 shares of common stock in excess of the number of shares that may be issued without stockholder approval and without violating NASDAQ's Rules 4350(i) (l) (C) and (D), in capital raising and aquisition transactions, upon such terms as the
     Board of Directors shall deem to be in the best interests of the
     Company, even if shares are sold below their then market price or book value.

4.   To amend the Company's certificate of incorporation to increase the number      [ ]         [ ]            [ ]
     of shares of common stock the Company is authorized to issue to 35,000,000 and to authorize the issuance of 1,000,000 shares of preferred stock in series with preferences, limitations and relative rights of each series of preferred shares to be determined by the Board of Directors.

5.   In their discretion upon such other measures as may properly come before the    [ ]         [ ]            [ ]
     meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

The shares represented by this proxy will be voted in the manner indicated, and if no instructions to the contrary are indicated, will be voted FOR all proposals listed above.

Number of shares owned by undersigned ______________________-.

SIGNATURE(S):_________________ DATE: ______________ SIGNATURE(S): ________________________ DATE: _____________________


IMPORTANT: Please sign exactly as your name or names are printed here. Executors, administrators, trustees and other persons signing in a representative capacity should give full title.